UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

 Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) April 6, 2021

TRAQIQ, INC.

(Exact Name of Registrant as Specified in its Charter)

California	000-56148	30-0580318
(State or other jurisdiction of incorporation)	(Commission File number)	(IRS Employer Identification No.)

14205 SE 36th Street, Suite 100, Bellevue, WA 98006

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code (425) 818-0560

(Former name or former address, if changed since last report.)

Copies to:

Sam Schmutte, Esq.

Alerding Castor LLP

47 S. Pennsylvania St., Ste 700

Indianapolis, IN 46204

Phone: 317.829.1910

Fax: 317.423.2089

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 305 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

In accordance with Rule 304(a)(3) of Regulation S-K, TraQiQ, Inc. is filing this Current Report on Form 8-K/A, to amend the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on April 6, 2021, to add the letter from AJSH & Co. LLP as Exhibit 16. Except as expressly set forth herein, this amendment filing does not amend, modify or update the disclosures contained in the original Form 8-K filing.

Item 4.01 Changes in Registrant’s Certifying Accountant

On April 5, 2021, the Board of Directors of TraQiQ, Inc. (the “Company”) approved the dismissal of AJSH & Co LLP (“AJSH”) as the Company’s independent registered public accounting firm. The Company filed a Current Report on Form 8-K on April 6, 2021 reporting on this event and stating that (1) the reports of AJSH on the Company’s consolidated financial statements for the fiscal years ended December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles; (2) during the fiscal years ended December 31, 2019 and December 31, 2020, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with AJSH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of AJSH would have caused AJSH to make reference thereto in its reports on the consolidated financial statements for such years; and (3) during the fiscal years ended December 31, 2019 and December 31, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

This Form 8-K/A amends the Form 8-K the Company filed on April 6, 2021 to include a letter from AJSH under Item 9.01 with respect to the statements made in the April 6, 2021 Form 8-K report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

(d) Exhibits.

Exhibit Number	Description

16	Letter from AJSH & Co LLP re change in certifying accountant.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

TRAQIQ, INC.

Date: November 10, 2021	/s/Ajay Sikka
Ajay Sikka
Chief Executive Officer